SCHEDULE 14A


                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement              [ ]  Confidential, for Use of the
[X] Definitive Proxy Statement                    Commission Only (as permitted
[ ] Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant
      to Rule 14a-11(c) or Rule 14a-12

                            SUNSTAR HEALTHCARE, INC.
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



         4. Proposed maximum aggregate value of transaction:



         5. Total fee paid:



[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.       Amount Previously Paid:



         2.       Form, Schedule or Registration Statement No.:



         3.       Filing Party:



         4.       Date Filed:

                           SUNSTAR HEALTHCARE, INC.
                      300 International Parkway, Suite 230
                             Heathrow, Florida 32746
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To be held June 7, 1999
                                 ---------------

TO THE STOCKHOLDERS OF SUNSTAR HEALTHCARE, INC.:

         The Annual Meeting of Stockholders of SunStar Healthcare, Inc. (the "Company") will be held at the offices of the Company, 300 International Parkway, Suite 230, Heathrow, Florida, at 11:00 A.M. on June 7, 1999, for the following purposes:

               (1) To elect four directors of the Company to hold office until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified;

               (2)      To approve the Company's 1999 Stock Option Plan; and

               (3) To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

         A Proxy Statement, form of proxy and the Annual Report to Stockholders of the Company for the fiscal year ended December 31, 1998 are enclosed herewith. Only holders of record of Common Stock of the Company at the close of business on April 15, 1999 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting. In addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at the offices of the Company, located at 300 International Parkway, Suite 230, Heathrow, Florida 32746.

                                       By Order of the Board of Directors,


                                       David A. Jesse, Secretary

Heathrow, Florida
April 30, 1999

--------------------------------------------------------------------------------


ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                            SUNSTAR HEALTHCARE, INC.
                      300 International Parkway, Suite 230
                             Heathrow, Florida 32746
                            ------------------------

                                 PROXY STATEMENT
                            ------------------------

               This Proxy Statement is furnished in connection with the solicitation by the board of directors (the "Board of Directors") of SunStar Healthcare, Inc., a Delaware corporation (the "Company"), of proxies in the form enclosed. Such proxies will be voted at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 300 International Parkway, Suite 230, Heathrow, Florida, at 11:00 A.M. on Monday, June 7, 1999 (the "Meeting") and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

               The principal executive offices of the Company are located at 300 International Parkway, Suite 230, Heathrow, Florida 32746, and its telephone number is (407) 304-1066. This Proxy Statement and accompanying form of proxy are being mailed on or about May 4, 1999 to all stockholders of record on April 15, 1999 (the "Record Date").


               Any stockholder giving a proxy has the power to revoke the same at any time before it is voted by delivering a written notice to the Secretary of the Company at its offices, by executing a later-dated proxy or by attending the Meeting and voting in person. The cost of soliciting proxies will be borne by the Company. The Company has no contract or arrangement with any party in connection with the solicitation of proxies. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the Company by mail, telephone, telegram or personal interview. Properly executed proxies will be voted in accordance with instructions given by stockholders at the places provided for such purpose in the accompanying proxy. Unless contrary instructions are given by stockholders, the shares represented by such proxies are intended to be voted in favor of the election of the four nominees for director named herein. The Board of Directors does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

                                VOTING SECURITIES

               Stockholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date, there were 2,919,330 outstanding shares of common stock, par value $.001 per share, of the Company (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Meeting. If less than a majority of outstanding shares entitled to vote are represented at the Meeting, a majority of the shares so represented may adjourn the Meeting to another date, time or place, and notice need not be given of the new date, time and place if the new date, time or place is announced at the Meeting before an adjournment is taken.

               Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for purposes of determining the presence of a quorum. Shares of Common Stock that are voted to abstain with respect to any matter will be considered cast with respect to that matter. Shares subject to broker non-votes with respect to any matter will not be considered cast with respect to that matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

               The following table sets forth certain information regarding the beneficial ownership of Common Stock at April 25, 1999 by (i) each person or group known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each director and nominee for director of the Company; (iii) each of the executive officers named in the Summary Compensation Table herein under "Executive Compensation;" and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated below, each of the parties has sole voting and investment power with respect to all shares indicated below.



Name and Address of                                          Amount and Nature of
Beneficial Owners(1)                                        Beneficial Ownership(2)          Percent of Class
----------------------                                      -----------------------         ------------------

Warren D. Stowell                                           255,000(3) (4)                8.0%

David A. Jesse                                               75,000(4) (5)                2.5%

David L. Rosier                                              11,834 (6)(7)                *

Jerry Balter                                                  7,500(6)                    *

National Home Health Care Corp.
   700 White Plains Road
   Scarsdale, NY  10583                                     890,000                      30.5%

Bert E. Brodsky                                             266,667(8)(9)                 8.4%

Berthel SBIC, LLC
    100 Second Street SE
    Cedar Rapids, IA 52407                                  266,667(8)                    8.4%

Bernard Levine, M.D.                                        208,600(6)                    7.1%

All directors and executive officers as a group             349,334(4)                   10.7%
(4 persons)
-----------


     *         Less than 1%

    (1) Unless otherwise indicated, the address of each of these persons is SunStar Healthcare, Inc., 300 International Parkway, Suite 230, Heathrow, Florida 32746.
    (2) Includes 2,919,330 shares of Common Stock outstanding on April 25, 1999 and, with respect to each holder of options exercisable within 60 days, 372,500 shares of Common Stock underlying such options.
    (3) Includes 250,000 shares of Common Stock issuable under currently exercisable options.
    (4) Does not include an additional 474,330 shares of Common Stock as to which such parties have shared voting power. Such shares were sold pursuant to the Private Placement on July 16, 1998 in which subscription agreements were entered into whereby each investor agreed to vote its shares as directed by Mr. Stowell or Mr. Jesse, as officers and directors of the Company, and granted its irrevocable proxy to Messrs. Stowell and Jesse in connection with such voting agreement. Either of Messrs. Stowell and Jesse has the right to vote, in their sole and exclusive discretion, such shares with respect to certain
                                      -3-
               financing proposals upon which the Company's stockholders may vote. These stockholder voting agreements and irrevocable proxies terminate on July 16, 1999.
    (5) Represents shares of Common Stock issuable pursuant to currently exercisable stock options and options exercisable within the next 60 days.
    (6) Includes 7,500 shares of Common Stock issuable pursuant to immediately exercisable stock options.

    (7) Includes 3,334 shares of Common Stock which may be acquired upon the conversion of 1,250 shares of Series A Preferred Stock.
    (8) Represents shares of Common Stock which may be acquired upon the conversion of 100,000 shares of Series A Preferred Stock.
    (9)        Represents shares held by the Irrevocable Trust of David C.
               Brodsky, the Irrevocable Trust of Jeffrey H. Brodsky, the Irrevocable Trust of Lee J. Brodsky and the Irrevocable Trust of Jessica H. Brodsky, of which Mr. Brodsky is Trustee.



                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

               At the Meeting, stockholders will elect four directors to serve until the next Annual Meeting of Stockholders and until the respective successor of each is elected and qualified. Unless otherwise indicated, the shares represented by all proxies received by the Board of Directors will be voted at the Meeting in accordance with their terms and, in the absence of contrary instructions, for the election of Warren D. Stowell, David A. Jesse, Jerry Balter and David L. Rosier to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Although it is anticipated that each nominee will be available to serve as a director, should any nominee be unavailable to serve, proxies will be voted by the Board of Directors.

EXECUTIVE OFFICERS AND DIRECTORS

               The following table sets forth certain information concerning the nominees for director and executive officers of the Company:


        Name          Age                Position
------------------ --------    -------------------------------------------------
Warren D. Stowell      47      President, Chief Executive Officer and Chairman

David A. Jesse         50      Executive Vice President, Chief Operating Officer

Jerry Balter           46      Director


David L. Rosier        62      Director


               The Company's directors are elected at each Annual Meeting of Stockholders of the Company to serve for a term of one year or until their successors are duly elected and qualified. Officers serve at the discretion of the Board of Directors. The terms of office of all officers and directors expire at the time of the annual meeting each year.

               WARREN D. STOWELL has been President and Chief Executive Officer of the Company since December 1995, Chairman of the Board of Directors of the Company since March 1996, and President and Chief Executive Officer of the Company's subsidiary, SunStar Health Plan, Inc. (formerly known as Boro Medical Corp.), since November 1, 1995. From 1993 through 1995 Mr. Stowell served as Chief Operating Officer, Insurance Division, for Ramsay HMO, Inc., an HMO, life and health insurance company and property and casualty insurance company operating in Florida.

From 1991 until 1993 Mr. Stowell was President and Chief Executive Officer of Care Florida, Inc. From 1988 to 1991 Mr. Stowell served as President and Chief Executive Officer of H.I.P. Network of Florida. Mr. Stowell has 20 years of HMO management experience.

               DAVID A. JESSE has been Executive Vice President, Chief Operating Officer and a director of the Company since January 1996. Prior to his association with the Company, Mr. Jesse had been a principal of Masters & Jesse Co., LPA, a legal professional association, commencing in 1993. From 1992 to 1993 he was Vice President and General Counsel of Care Florida, Inc., a health maintenance organization based in Miami, Florida. From 1988 to 1992 Mr. Jesse was an associate with the law firm of Climaco, Climaco, Seminiatore, Lefkowitz & Garafoli in its healthcare law department. Prior thereto, from 1984 to 1987, Mr. Jesse was the Vice President and General Counsel of HealthAmerica Corporation of Ohio, a health maintenance organization based in Cleveland, Ohio.

               JERRY BALTER has been the Managing Partner of The Ulysses Group Advisors, Inc., an advisory firm providing strategic and financial advice to emerging healthcare and high technology companies, since 1990. From 1986 until 1990, he was employed by Robertson Stephens & Company in the healthcare investment banking group. Mr. Balter was appointed to the Board of Directors of the Company in April 1999.

               DAVID L. ROSIER has been Director of Corporate Finance of Brookstreet Securities Corporation, Inc., an investment banking firm, since 1993. Prior thereto, he was Senior Vice President and Strategic Marketing Director of American Principals Holdings, Inc., an investment firm, from 1979 until 1984, West Regional Manager for Amtrak from 1972 until 1974, and Vice President of Marketing for Hertz International Corporation, Inc. from 1970 until 1972. Mr. Rosier was appointed to the Board of Directors of the Company in April 1999.

MEETINGS OF THE BOARD OF DIRECTORS

               The Board of Directors held eight meetings during the fiscal year ended December 31, 1998 ("fiscal 1998") and acted by unanimous written consent on four occasions. Each director attended (i) at least 75% of all of the meetings of the Board of Directors during fiscal 1998 and (ii) all of the meetings of all the committees on which he served.

               The Company's Audit Committee is currently composed of Messrs. Balter and Rosier. The function of the Audit Committee is to make recommendations concerning the selection each year of independent auditors of the Company, to review the effectiveness of the Company's internal accounting methods and procedures, and to review the results and scope of the audit and other services provided by the Company's independent auditors. The Audit Committee held one meeting during fiscal 1998; in addition, its members met informally from time to time.


               The Compensation Committee is currently composed of Mr. Balter. The function of the Compensation Committee is to review and recommend to the Board of Directors policies, practices and procedures relating to compensation of key employees and to administer employee benefit plans. The Compensation Committee held one meeting during fiscal 1998; in addition, its members met informally from time to time. The Company does not have a nominating committee.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

               Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission ("SEC") and Nasdaq initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock of the Company. Such persons are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of all such reports furnished to the Company, there were no late or delinquent filings.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

               The following table sets forth information concerning the annual and long term compensation during the Company's last three fiscal years of the Company's Chief Executive Officer and other most highly compensated executive officers of the Company, whose salary and bonus for fiscal 1998 exceeds $100,000, for services rendered in all capacities to the Company and its subsidiaries:

                                                                                      LONG-TERM
                                                            ANNUAL COMPENSATION       COMPENSATION
                                                                                      SECURITIES
                                                                                      UNDERLYING             ALL OTHER
NAME AND PRINCIPAL POSITION                      YEAR       SALARY       BONUS        OPTIONS               COMPENSATION
---------------------------                      ----       ------       -----        ------------          -------------

Warren D. Stowell                                1998       $174,231     $ ----        -------                  $----
        President and Chief Executive            1997        129,904       ----        -------
        Officer(1)                               1996         95,193       ----        250,000(2)

David A. Jesse                                   1998       $149,423     $ ----        -------                  $----
        Executive Vice President, Chief          1997        106,576     15,000        -------
        Operating Officer and Secretary (3)      1996         17,692       ----        75,000(4)

----------------------


(1) Mr. Stowell is President and Chief Executive Officer of SunStar Healthcare,
    Inc. and its subsidiary, SunStar Health Plan, Inc.
(2) Granted pursuant to Mr. Stowell's employment agreement. All of the options are currently exercisable.
(3) Mr. Jesse is Executive Vice President and Chief Operating Officer of SunStar
    Healthcare, Inc. and its subsidiary, SunStar Health Plan, Inc.
(4) Represents an option for 25,000 shares of Common Stock granted pursuant to Mr. Jesse's employment agreement and an option for 50,000 shares of Common
    Stock granted pursuant to the Company's 1996 Stock Option Plan, all of which options are currently exercisable.



OPTION GRANTS IN LAST FISCAL YEAR

               No options were granted during fiscal 1998 to those individuals named in the preceding Summary Compensation Table.

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

               None of the options held by those individuals listed in the Summary Compensation Table were exercised in fiscal 1998. The following table sets forth information concerning the value of unexercised options at December
31, 1998 for those individuals listed in the Summary Compensation Table.

                                       -7-

                                                            NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                         SHARES                             OPTIONS AT FISCAL YEAR       IN THE MONEY OPTIONS
                       ACQUIRED                                      END                 AT FISCAL YEAR END
                       ON EXERCISE          VALUE              EXERCISABLE /               EXERCISABLE /
NAME                       (#)            REALIZED ($)         UNEXERCISABLE             UNEXERCISABLE (1)
-------------------   -------------      ------------       ----------------------      -------------------

Warren D. Stowell         ----              ----                 250,000 / 0             $907,500 / 0

David A. Jesse            ----              ----                  58,333 / 16,667          90,750 / 0

------------------

(1) Determined based on the fair market value of underlying securities (the last sale price ($3.88) per share of Common Stock on The Nasdaq SmallCap Market) at fiscal year end (December 31, 1998), minus the exercise price.

STANDARD REMUNERATION OF DIRECTORS

               The Company's non-employee directors are paid a fee of $2,500 for each meeting of the Board of Directors attended. All directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and for other expenses incurred in their capacity as directors of the Company. Under the Company's 1996 Stock Option Plan, each non-employee director of the Company upon becoming a director is entitled to receive a non-qualified stock option for 7,500 shares of Common Stock exercisable at a price equal to the fair market value of the Common Stock on the date of grant.

THE COMPANY'S 1996 STOCK OPTION PLAN


               In February 1996, the Board of Directors of the Company adopted, and National Home Health Care Corp. ("NHHC") (the Company's sole stockholder at that time) approved, the Company's 1996 Stock Option Plan (the "1996 Plan") pursuant to which 200,000 shares of Common Stock currently are reserved for issuance upon the exercise of options designated as either (i) options intended to constitute incentive stock options ("ISOs") under the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) non-qualified options. ISOs may be granted under the 1996 Plan to employees and officers of the Company. Non-qualified options may be granted to consultants, directors (whether or not they are employees), employees or officers of the Company.


               The 1996 Plan is intended to qualify under Rule 16b-3 under the Exchange Act. The 1996 Plan may be administered by the Board of Directors or a committee appointed by the Board of Directors. The 1996 Plan is currently administered by the Company's Compensation Committee, which is comprised of independent directors. The Compensation Committee, within the limitations of the 1996 Plan, determines the persons to whom options may be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the exercise price per share and the manner of exercise and the time, manner and form of payment upon exercise of an option. Unless sooner terminated, the 1996 Plan will expire on February 13, 2006.

               The aggregate fair market value of shares for which ISOs granted to any employee exercisable for the first time by such employee during any calendar year (under all stock option plans of the

Company) may not exceed $100,000, and options to purchase no more than 50,000 shares may be granted under the 1996 Plan to any single optionee in any calendar year. Non-qualified options granted under the 1996 Plan may not be granted at a price less than 90% of the fair market value of the Common Stock on the date of grant. Options granted under the 1996 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to persons holding 10% or more of the voting stock of the Company). All options granted under the 1996 Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution. In general, upon termination of employment of an optionee, all options granted to such person which are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following the termination of employment.

               The 1996 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to options which expire without being exercised or which are canceled as a result of cessation of employment are available for further grants. No shares of Common Stock may be issued to any optionee until the full exercise price has been paid. The Board of Directors or the committee, as the case may be, may grant individual options under the 1996 Plan with more stringent provisions than those specified in the 1996 Plan.

               The 1996 Plan provides that each non-employee director automatically receives, upon first becoming a non-employee director, a grant of an option to purchase 7,500 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock. Each non-employee director option expires five years from the date of grant.

               The Company has granted options to purchase an aggregate of 105,000 shares under the 1996 Plan, exclusive of non-employee director options to purchase an additional 30,000 shares, none of which options has been exercised.
                                       -9-

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


               Upon consummation of the initial public offering on May 15, 1996, NHHC continued to own 37.6% of the outstanding Common Stock of the Company. NHHC currently owns 30.5% of the outstanding Common Stock of the Company and, as a result, may be able to direct the election of the Company's directors, effect significant corporate events and generally direct the affairs of the Company. The Company does not intend to enter into any transactions with NHHC or its affiliates by a majority of the independent and disinterested members of the Board of Directors and, to the extent deemed necessary or appropriate by the Board of Directors, the Company will obtain a fairness opinion and stockholder approval in connection with any such transaction.


               The Company has granted to Mr. Stowell and Mr. Jesse options to purchase 250,000 and 25,000 shares, respectively, of Common Stock at an exercise price of $.25 per share in connection with their respective employment with the Company. Such options held by Messrs. Stowell and Jesse are currently exercisable. Commencing two years after May 15, 1996, the Company has agreed to use its best efforts to file a registration statement under the Securities Act to register the shares of Common Stock issuable to Messrs. Stowell and Jesse pursuant to the exercise of such options.

               The Company has agreed to use its best efforts to include 83,000 shares of Common Stock held by NHHC in a registration statement to be filed under the Securities Act two years after May 15, 1996.

               Ms. Robyn Stowell has been employed by the Company since August 1996 as Vice President of Medical Operations and received $112,947 in salary and no bonus in fiscal 1998. During fiscal 1997, Ms. Stowell was granted a stock option under the Company's 1996 Plan for 25,000 shares of Common Stock with an exercise price of $4.00 per share. Options to purchase 16,667 shares are currently exercisable and the remaining 8,333 options will be exercisable commencing December 16, 1999. The options terminate on December 15, 2006. Ms. Stowell is the wife of Mr. Stowell.


               Mr. Rosier is Director of Corporate Finance of Brookstreet Securities Corporation, Inc. ("Brookstreet"), which acted as placement agent (the "Placement Agent") for the Company's recent private placement of units of Series A Preferred Stock and warrants. As Placement Agent, Brookstreet received a retail commission of 8% of the aggregate amount of the offering, not including non-accountable Placement Agent expenses of 3% of the aggregate amount of the offering and non-accountable marketing expenses of 2% of the aggregate amount of the offering. In addition, the Placement Agent is to receive five-year warrants to purchase up to 100,000 shares of Common Stock at $1.50 per share, on a pro rata basis, up to the sale of $1,500,000 in the offering, and up to 500,000 shares of Common Stock at $4.00 per share, on a pro rata basis, up to the sale of $6,000,000 in the offering. Approximately $5,000,000 was raised in the offering. Mr Rosier is Brookstreet's nominee to the Company's Board of Directors, pursuant to the terms of the offering.

                                   PROPOSAL 2
                APPROVAL OF THE COMPANY'S 1999 STOCK OPTION PLAN

               On January 25, 1999, the Company's Board of Directors approved the Company's 1999 Stock Option Plan (the "1999 Plan") and directed that the 1999 Plan be submitted to the Company's stockholders for approval at the Meeting. The Board of Directors adopted the 1999 Plan, which covers 500,000 shares of Common Stock, upon evaluating the Company's existing compensation programs and the Company's long-range goals and expansion plans. The Board concluded that the addition of a stock option plan was necessary for the Company to continue to attract, motivate and retain qualified employees and directors. If Proposal 2 is approved by stockholders, the Company plans to include the shares of Common Stock covered by the 1999 Plan in a registration statement on Form S-8, which the Company plans to file promptly with the SEC.

THE 1999 PLAN

               The following is a discussion of certain terms of the 1999 Plan:

                Types of Grants and Eligibility

               The 1999 Plan is designed to provide an incentive to key employees (including officers and directors who are key employees), non-employee directors and consultants of the Company and its present and future subsidiaries and to offer an additional inducement in obtaining the services of such individuals. The 1999 Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("NQSOs").

               Shares Subject to the 1999 Plan

               The aggregate number of shares of Common Stock for which options may be granted under the 1999 Plan may not exceed 500,000; provided, however, that the maximum number of shares of Common Stock with respect to which options may be granted to any individual in any fiscal year may not exceed 100,000. Such shares of Common Stock may consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable may again become available for the granting of options under the 1999 Plan.

               Administration of the 1999 Plan

               The 1999 Plan is administered by the Board of Directors which, to the extent it shall determine, may delegate its powers with respect to the administration of the 1999 Plan to a committee of the Board of Directors (the "Committee") consisting of not less than two directors, each of whom shall be a "non-employee director" within the meaning of rules and regulations promulgated by the Securities and Exchange Commission. References in the 1999 Plan to determinations or actions by the Committee shall be deemed to include determinations and actions by the Board of Directors.

               Subject to the express provisions of the 1999 Plan, the Committee has the authority, in its sole discretion, with respect to options to determine, among other things: the key employees, consultants and non-employee directors who are to receive options; the type of option to be granted to a key employee, the times when an option is to be granted; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option is to become exercisable; whether an option is to be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments are to be cumulative, the date each installment is to become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price are to become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; and whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in an applicable stock option contract. With respect to all options, the Committee has such discretion to determine the amount, if any, necessary to satisfy the obligation of the Company, a subsidiary or a parent to withhold taxes or other amounts; with the consent of the optionee, to cancel or modify an option, provided that the modified provision is permitted to be included in an option granted under the 1999 Plan on the date of the modification; to prescribe, amend and rescind rules and regulations relating to the 1999 Plan; and to make all other determinations necessary or advisable for administering the 1999 Plan.

               Exercise Price

               The exercise price of the shares of Common Stock under each option is to be determined by the Committee; provided, however, that the exercise price is not to be less than 100% of the fair market value of the Common Stock subject to such option on the date of grant; and further provided, that if, at the time an ISO is granted, the optionee owns shares possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its subsidiaries or of a parent, the exercise price of such ISO may not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

               Term

               The term of each option granted pursuant to the 1999 Plan is established by the Committee, in its sole discretion, as set forth in the applicable stock option contract; provided, however, that the term of each ISO granted pursuant to the 1999 Plan is to be for a period not exceeding ten years from the date of grant thereof, and further provided, that if, at the time an ISO is granted, the optionee owns shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company, of any of its subsidiaries or of a parent, the term of the ISO is to be for a period not exceeding five years from the date of grant.

                                      -12

               Exercise

               An option (or any part or installment thereof), to the extent then exercisable, is to be exercised by giving written notice to the Company at its principal office stating which option is being exercised and specifying the number of shares of Common Stock as to which such option is being exercised. Payment in full of the aggregate exercise price may be made (a) in cash or by certified check, or (b) if the applicable stock option contract at the time of grant so permits, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (c) with any combination of cash, certified check or shares of Common Stock.

               Termination of Relationship

               Any holder of an option whose relationship with the Company (and its parent and subsidiaries) as an employee or a consultant has terminated for any reason other than his death or disability may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his relationship is terminated either (a) for cause, or (b) without the consent of the Company, said option terminates immediately. Options granted to employees or consultants under the 1999 Plan are not affected by any change in the status of the holder so long as he or she continues to be an employee of, or a consultant to, the Company, its parent or any of its subsidiaries (regardless of having been transferred from one corporation to another).

               Death or Disability

               If an optionee dies (a) while he is an employee of, or a consultant to, the Company, its parent or any of its subsidiaries, (b) within three months after the termination of such relationship (unless such termination was for cause or without the consent of the Company), or (c) within one year following the termination of such relationship by reason of disability, the options that were granted to him as an employee or consultant may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to exercise his rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

               Any optionee whose relationship as an employee of, or consultant to, the Company, its parent or any of its subsidiaries has terminated by reason of disability may exercise his option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

               Adjustments Upon Changes in Common Stock

               Notwithstanding any other provision of the 1999 Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, or a spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the Committee will adjust the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof. Such adjustments will be conclusive and binding on all parties.

               Notwithstanding any other provision of the 1999 Plan, in the event of: (i) any transaction (including a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 50.1% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; (ii) approval by the Company's stockholders of a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or (iii) approval by the Company's stockholders of a plan for the sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company (unless such plan is subsequently abandoned), each outstanding option shall become immediately vested and fully exercisable.

               Amendments and Termination of the 1999 Plan

               No option may be granted under the 1999 Plan after January 24, 2009. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the 1999 Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted thereunder meet the requirements for "incentive stock options" under the Code and to comply with the provisions of certain rules and regulations promulgated by the Securities and Exchange Commission, among other things; provided, however, that no amendment may be effective without the requisite prior or subsequent stockholder approval which would (a) except as required for anti-dilution adjustments, increase the maximum number of shares of Common Stock for which options may be granted under the 1999 Plan, (b) change the eligibility requirements for individuals entitled to receive options under the 1999 Plan or (c) make any other change for which applicable law requires stockholder approval.

               Non-Transferability of Options

               No option granted under the 1999 Plan may be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by such holder or such holder's legal representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and may not be subject to execution, attachment or similar process.

               Withholding Taxes

               The Company, its parent or any of its subsidiaries may withhold cash, shares of Common Stock to be issued upon exercise of an option having an aggregate fair market value on the relevant date or any combination thereof in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, its parent or any of its subsidiaries to withhold federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option, or the disposition of the underlying shares of Common Stock.

Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand.

               Federal Income Tax Treatment

               The following is a general summary of the federal income tax consequences under current tax law of ISOs and NQSOs. It does not purport to cover special rules relating to, among other things, the exercise of an option with previously acquired shares nor state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

               Generally, a holder does not recognize taxable income for federal income tax purposes upon the grant of an ISO or NQSO.

               In the case of an ISO, no taxable income is recognized upon exercise of the option. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period (a "disqualifying disposition"), a portion of his gain equal to the excess of the fair market value of the shares on the date of exercise over the exercise price (but not more than the gain realized on the disposition) will be treated as ordinary income and the Company will generally be entitled to a deduction for such amount. Any additional gain or loss will be treated as a long-term or short-term capital gain or loss. Long-term capital gain is generally taxed at a more favorable rate than ordinary income. Proposed legislation would make such treatment even more favorable. There can be no assurance, however, that such proposed legislation will be enacted.

               Upon the exercise of a NQSO, the holder recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price of the NQSO; the holder's basis in the shares acquired is equal to the amount, if any, paid upon exercise, increased by the amount of ordinary income required to be recognized; and the Company is generally entitled to a deduction for the amount of ordinary income recognized by the holder. If the optionee later sells the shares acquired pursuant to the NQSO, he or she will recognize long-term or short-term capital gain or loss depending upon the optionee's holding period for the stock.

               Pursuant to currently applicable rules under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under Section 16 of the Exchange Act (a "Section 16 Person") begins the six-month period of potential short-swing liability. The taxable event for the exercise of a NQSO that has been outstanding at least six months ordinarily will be the date of exercise. If a NQSO is exercised by a
Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to Section 83(b) of the Code to be taxed on the date of exercise. Pursuant to a recent amendment to the rules under Section 16(b) of the Exchange Act, the six month period of potential short-swing liability may be eliminated if the option grant (i) is approved in advance by the Company's board of directors (or a committee composed solely of two or more non-employee directors) or (ii) approved in advance, or subsequently ratified by the Company's stockholders no later than the next annual meeting of stockholders. Consequently, while there can be no assurance that either of the conditions described in clauses (i) or (ii) above will be satisfied with respect to awards made under the 1999 Plan, the taxable event for the exercise of a NQSO that satisfies either of the conditions described in clauses (i) or (ii) above will be the date of exercise.

               In addition to the federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares on the date of exercise over the exercise price therefor is an increase to his alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

NEW PLAN BENEFITS

               Subject to stockholder approval of the 1999 Plan, set forth below is the number of shares of Common Stock underlying options currently determined to be granted under the 1999 Plan to each of the persons indicated:

    Name and Position                      Dollar Value   Number of Options (1)
    -----------------                      ------------   ---------------------

    Warren D. Stowell (CEO)                      $0            0
    David A. Jesse (COO)                         $0            0
    Executive Group                              $0            0
    Non-Executive Director Group                 $0            0
    Non-Executive Officer Employee Group         $0            0

---------------

(1)      No grants of options under the 1999 Plan have been determined.


  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                                  MISCELLANEOUS

STOCKHOLDER PROPOSALS

               Any stockholder proposal intended to be included in the Company's proxy statement and form of proxy for presentation at the 1999 Annual Meeting of Stockholders (the "1999 Meeting") pursuant to Rule 14a-8 ("Rule 14a-8"), as promulgated under the Exchange Act, must be received by the Company not later than February 7, 2000. For any stockholder proposal submitted for presentation at the 1999 Meeting outside the processes of Rule 14a-8, such proposal must be received by the Company not later than April 23, 2000.

OTHER MATTERS

               Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

VOTING REQUIREMENTS

               Assuming a quorum is present, directors shall be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on such matter. The affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on such matter will be required for approval of the 1999 Plan. Shares of Common Stock that are voted to abstain with respect to any matter will be considered cast with respect to that matter. Shares subject to broker non-votes with respect to any matter will not be considered cast with respect to that matter.


                                      By Order of the Board of Directors


                                                    David A. Jesse
                                                      Secretary

Dated:            Heathrow, Florida
                  April 30, 1999

PROXY

                            SUNSTAR HEALTHCARE, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                         ------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned Stockholder of Common Stock of SunStar Healthcare, Inc. (the "Company") hereby revokes all previous proxies, acknowledges receipt of the Notice of the Stockholders' Meeting to be held on June 7, 1999, and hereby appoints Warren D. Stowell and David A. Jesse, and each of them, as proxies of the undersigned, with full power of substitution, to vote and otherwise represent all of the shares of the undersigned at said meeting and at any adjournment or adjournments thereof with the same effect as if the undersigned were present and voting the shares. The shares represented by this proxy shall be voted in the following manner:

            (1)  Election of directors

                 |_| FOR all nominees listed below (except as indicated)
                 |_|  WITHHOLD AUTHORITY to vote for all nominees listed below

         TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

                   Warren D. Stowell
                   David A. Jesse
                   Jerry Balter
                   David L. Rosier

            (2)     Approval of the 1999 Stock Option Plan

                    |_| FOR       |_| AGAINST     |_| ABSTAIN

            (3) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.



                  [CONTINUED AND TO BE SIGNED ON REVERSE SIDE]

THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.


                                     Dated: __________________, 1999


                                      --------------------------------
                                       Signature

                                      --------------------------------
                                       Print Name

                                      --------------------------------
                                      (Title, if appropriate)


This proxy should be signed by the Stockholder(s) exactly as his or her name appears hereon. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. If a corporation, this proxy should be signed in full corporate name by the president or other authorized officer and should bear the corporate seal. If a partnership, please sign in partnership name by authorized person.

        TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK,
             SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE
                                ENCLOSED ENVELOPE

                                                                      APPENDIX A



                             1999 STOCK OPTION PLAN
                                       of
                            SUNSTAR HEALTHCARE, INC.

              1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is intended to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of SUNSTAR HEALTHCARE, INC., a Delaware corporation (the "Company"), or any of its Subsidiaries (as defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

              2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Common Stock, $.001 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 500,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable, shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

              3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors which, to the extent it shall determine, may delegate its powers with respect to the administration of the Plan to a committee of the Board of Directors (the "Committee") consisting of not less than two directors (or such greater number as required by law), each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). References in the Plan to determinations or actions by the Committee shall be deemed to include determinations and actions by the Board of Directors. Except as otherwise provided by the Board of Directors, the By-laws of the Company or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

                    Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine: the key employees, consultants and Non-Employee

Directors (as defined in Paragraph 19) who shall be granted options; the type of option to be granted to a key employee; the times when an option shall be granted; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option or the shares acquired pursuant to the exercise of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 hereof (the "Contract") including, without limitation, restrictions or contingencies relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 19), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or to the period of continued employment of the optionee with the Company, any of its Subsidiaries or a Parent, and to determine whether such restrictions or contingencies have been met; whether an optionee has a Disability (as defined in Paragraph 19); the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold taxes or other amounts; the fair market value of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification, and further, provided, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan, any Contract or any option hereunder.

              4. ELIGIBILITY. The Committee may from time to time, in its sole discretion, consistent with the purposes of the Plan, grant options to (a) key employees (including officers and directors who are key employees) of the Company or any of its Subsidiaries, (b) consultants to the Company or any of its Subsidiaries and (c) Non-Employee Directors. Such options granted shall cover such number of shares of Common Stock as the Committee may determine, in its sole discretion, as set forth in the applicable Contract; provided, however, that the maximum number of shares subject to options that may be granted to any employee in any fiscal year of the Company under the Plan (the "162(m) Maximum") may not exceed 100,000; and further, provided, that the aggregate market value (determined at the time the option is granted in accordance with Paragraph 5) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

              5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the exercise price shall not be less than 100% of the fair market value of the Common Stock subject to such option on the date of grant; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

                    The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board of Directors or the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

              6. TERM. The term of each option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

              7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments) (a) in cash or by certified check or (b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise (determined in accordance with Paragraph 5) equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock having such value. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments, including any required withholding, have been made.

                    A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or in the case of uncertificated shares, an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

                    In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

              8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, an optionee whose relationship with the Company, its Parent and Subsidiaries as an employee or a consultant has terminated for any reason (other than as a result of the death or Disability of the optionee) may exercise his options, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either
(a) for Cause (as defined in Paragraph 19), or (b) without the consent of the Company, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, options granted under the Plan to an employee or consultant shall not be affected by any change in the status of the optionee so long as the optionee continues to be an employee of, or a consultant to, the Company, or any of the

Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

                    For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company, any of its Subsidiaries or a Parent if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

                    Except as may otherwise be expressly provided in the applicable Contract, an optionee whose relationship with the Company as a Non-Employee Director ceases for any reason (other than as a result of his death or Disability) may exercise his options, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated for Cause, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, options granted to a Non-Employee Director shall not be affected by the optionee becoming an employee of the Company, any of its Subsidiaries or a Parent.

                    Nothing in the Plan or in any option granted under the Plan shall confer on any optionee any right to continue in the employ of, or as a consultant to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the optionee's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

              9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for Cause or without the consent of the Company) or
(c) within one year following the termination of such relationship by reason of his Disability, the options that were granted to him as an employee or consultant may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 19) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

                    Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as an employee of, or consultant to, the Company, its Parent and Subsidiaries has terminated by reason of such optionee's Disability may exercise the options that were granted to him as an employee or consultant, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

                    Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as a Non-Employee Director ceases as a result of his death or Disability may exercise the options that were granted to him as a Non-Employee Director, to the extent exercisable on the date of such termination, at any time within one year after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired. In the case of the death of the Non-Employee Director, the option may be exercised by his Legal Representative.

              10. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its sole discretion, as a condition to the exercise of any option that either
(a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

                    The Committee may require, in its sole discretion, as a condition to the receipt of an option or the exercise of any option that the optionee execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including without limitation that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or
(ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

                    In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to any option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuing of shares of Common Stock thereunder, such option may not be granted and such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

              11. CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee. The terms of each option and Contract need not be identical.

              12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. (a) Notwithstanding any other provision of the Plan, in the event of a stock dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, or a spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the Committee shall appropriately adjust the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof. Such adjustments shall be conclusive and binding on all parties and may provide for the elimination of fractional shares which might otherwise be subject to options without payment therefor.

                    (b) Notwithstanding any other provision of the Plan, in the event of: (i) any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 50.1% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;
(ii) approval by the Company's stockholders of a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or (iii) approval by the Company's stockholders of a plan for the sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company (unless such plan is subsequently abandoned), each outstanding option shall become immediately vested and fully exercisable.

              13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on January 25, 1999. No may be granted under the Plan after January 24, 2009. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the
                                       -7-
provisions of Rule 16b-3 promulgated under the Exchange Act, Section 162(m) under the Code and to conform to any change in applicable law, regulations, rulings or interpretations of any administrative agency; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or the 162(m) Maximum, (b) change the eligibility requirements to receive options hereunder or (c) make any other change for which applicable law requires stockholder approval. No termination, suspension or amendment of the Plan shall, without the consent of the optionee, adversely affect his rights under any option granted under the Plan. The power of the Committee to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

              14. NON-TRANSFERABILITY. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

              15. WITHHOLDING TAXES. The Company, a Subsidiary or Parent may withhold (a) cash, (b) shares of Common Stock to be issued upon exercise of an option having an aggregate fair market value on the relevant date (determined in accordance with Paragraph 5), or (c) any combination thereof, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand.

              16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

                    The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

              17. USE OF PROCEEDS. The cash proceeds received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

              18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

              19. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

                    (a) "Cause" shall mean (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the optionee and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement, and (ii) in all other cases, cause as defined by applicable state law.

                    (b) "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

                    (c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                    (d) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

                    (e) "Non-Employee Director" shall mean a person who is a director of the Company, but is not an employee of the Company, any of its Subsidiaries or a Parent.

                    (f) "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

                    (g) "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

              20. GOVERNING LAW; CONSTRUCTION. The Plan, the options and Contracts hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

              Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

              21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

              22. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person or by proxy and entitled to vote hereon at the next duly held meeting of the Company's stockholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval; provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before January 25, 2000, then the Plan and any options granted hereunder shall terminate.